Instil Bio Corporate Presentation May 2025 Nasdaq: TIL | www.instilbio.com EX-99.1

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” "expected,” “exploring,” “future,” “intends,” “may,” “plans,” “potential,” “projects,” “will,” and “targeting” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include express or implied statements regarding our expectations with respect to our collaboration with ImmuneOnco Biopharmaceuticals (Shanghai) Inc.; the therapeutic potential of AXN-2510/IMM2510; the clinical development of AXN-2510/IMM2510, including expectations for patient enrollment, the timing, scope and designs of clinical trials, and the generation of clinical data and the timing thereof; regulatory submissions, including IND submissions and clearances, interactions and approvals and the timing thereof; the market size and commercial potential for AXN- 2510/IMM2510; our expectations regarding our capital position, resources, and balance sheet, and the potential impact thereof on the development of AXN- 2510/IMM2510; and other statements that are not historical fact. Forward-looking statements are based on management's current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements, including risks and uncertainties associated the costly and time-consuming drug product development process and the uncertainty of clinical success; the risks inherent in relying on collaborators and other third parties, including for manufacturing and generating clinical data, and the ability to rely on any such data from clinical trials in China in regulatory filings submitted to regulatory authorities outside of China; the risks and uncertainties related to successfully initiating, enrolling, completing and reporting data from clinical trials, as well as the risks that results obtained in any clinical trials to date may not be indicative of results obtained in ongoing or future trials, and that our product candidates may otherwise not be effective treatments in their planned indications; risks related to macroeconomic conditions, including as a result of international conflicts and U.S.-China trade and political tensions, as well as interest rates, inflation, tariffs and other factors, which could materially and adversely affect our business and operations; the risks and uncertainties associated with the time-consuming and uncertain regulatory approval process for product candidates across multiple indications and multiple regulatory authorities; the impact of product candidates that may compete with those that we develop; and the sufficiency of our cash resources; and other risks and uncertainties affecting us and our plans and development programs, including those discussed in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the U.S. Securities and Exchange Commission (“SEC”), as well as our other filings with the SEC. Additional information will be made available in other filings we make from time to time with the SEC. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as the date hereof and we disclaim any obligation to update these statements except as may be required by law.

AXN-2510: PD-L1xVEGF Bispecific Antibody

1L NSCLC chemo combo data anticipated in 2H 2025[1]

Differentiated design

- PD-L1 targeting
- VEGF “trap”
- ADCC-enhanced

Collaboration with ImmuneOnco

- Potentially accelerated clin dev
- >130 pts dosed
- US composition of matter IP coverage into 2040

Validated oncology mechanisms

- PD-L1 inhibitor
- VEGF blockade
- PD-(L)1xVEGF bispecific antibody

Significant addressable market

- ~$50B in total 2024 sales for PD-(L)1 inhibitors for all indications

[1] ImmuneOnco Biopharmaceuticals (Shanghai) Inc., our collaborator and a publicly traded company in Hong Kong (HKEX: 1541), is running a Phase 2 clinical trial of ‘2510 in combination with chemotherapy in patients with advanced front-line NSCLC in China.
NSCLC = non-small cell lung cancer

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AXN-2510 Targets Largest Market in Oncology: NSCLC 4 • NSCLC is the largest market opportunity for Keytruda, accounting for ~ 1/3 of sales • PD-(L)1 inhibitors are estimated to reach ~$90B in global sales in 20281 ▪ Four PD-(L)1 inhibitors achieved >$4B in sales in 20242 • VEGF inhibitor market represents additional opportunity for expansion [1] IQVIA Institute for Human Data Science, “Global Oncology Trends 2024: Outlook to 2028” [2] Company earnings releases [3] Stifel research report published on March 25, 2024. 2024 Sales of PD-(L)1 Inhibitors2 Keytruda® (pembrolizumab) Opdivo® (nivolumab) Imfinzi® (durvalumab) Tecentriq® (atezolizumab) Libtayo® (cemiplimab) Bavencio® (avelumab) Jemperli (dostarlimab) ~$50B in Total Global Sales (2024) Keytruda® (pembrolizumab) alone represented $29.5B, with ~$10B coming from lung cancer indications.3 $29.5B $9.3B $4.7B $4.1B

PD-(L)1xVEGF Bispecifics Outperform Pembrolizumab

Ivonescimab: HARMONi-2 Trial[1]



PFS
Time (months)
9-mo: 56% (47, 64)
9-mo: 40% (32, 48)
Censor
Ivonescimab
Pembrolizumab

In the Phase 3 HARMONi-2 trial, ivonescimab **showed clinically meaningful improvement over pembrolizumab** in patients with PD-L1-positive NSCLC on PFS (HR:0.51, p<0.0001) and OS (HR:0.777, p=NS).

PD-(L)1xVEGF bispecifics have largely avoided significant VEGF-associated toxicities, including serious bleeding events.

BNT327: TNBC Trial[2]



PD-L1 status
Waterfall plots
ORR
Objective response rate
PD-L1 negative[2]
76.9%
PD-L1 low[2]
56.3%
PD-L1 high[2]
100.0%

BNT327 drove clinical benefit irrespective of PD-L1 status in combination with chemotherapy in patients with TNBC, demonstrating that PD-(L)1xVEGF bispecifics **can potentially treat patient populations not currently addressed by existing PD-(L)1 therapies.**

[1] Zhou et al. Presented at WCLC 2024. OS data given in press release dated April 25, 2025.
[2] Y. Meng et al. Presented at ESMO 2024.
NS = not statistically significant; TNBC: triple-negative breast cancer

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Leading PD-(L)1xVEGF Bispecific Antibodies

	AXN-2510 (ImmuneOnco / Instil Bio)	BNT327 (BioNTech)	Ivonescimab (Akeso / Summit)
VEGF receptor ligand binding	VEGF-A, VEGF-B, and PlGF	VEGF-A	VEGF-A
PD-1 or PD-L1	PD-L1	PD-L1	PD-1
ADCC activity	Enhanced ADCC	Silenced	Silenced


Broader VEGF blockade
VEGF "Trap"
Anti-PD-L1
Designed to induce direct killing of immune-suppressive PD-L1+ tumor cells
ADCC-enhanced
Designed for targeting the tumor microenvironment


Anti-VEGF-A
Anti-PD-L1 VHH


Anti-VEGF-A
Anti-PD-1

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0.001 0.1 10 1000 0 1000 2000 3000 4000 Binding to CHO-PD1 Conc. (nM) M F I Ivonescimab Ivonescimab+VEGF165 hIgG1 IC50 Ivonescimab 5.464 Ivonescimab+VEGF165 2.094 0.001 0.1 10 1000 0 500 1000 1500 2000 Binding to CHO-PDL1 Conc. (nM) M F I IMM2510 IMM2510+VEGF165 hIgG1 IC50 IMM2510 2.035 IMM2510+VEGF165 1.013 ‘2510 Demonstrates Robust Blockade of PD-1/PD-L1 Signaling, Which is Enhanced by the Presence of VEGF 7 0.001 0.01 0.1 1 10 100 0 20 40 60 80 100 Bioactivity to block PD-1/PD-L1 signaling pathway Conc. (nM) T h e P e rc e n ta g e o f C D 6 9 ( % ) IMM2510 IMM2510+VEGF165 hIgG1 IC50 IMM2510 0.3697 IMM2510+VEGF165 0.1429 Presence of VEGF enhances PD-1 signaling inhibition by ‘2510 • ‘2510 demonstrates robust blockade of PD-1/PD-L1 signaling • In the presence of VEGF, ‘2510 demonstrates enhanced blockade of PD-1/PD-L1 signaling (cooperative effect) • Competitor benchmark antibody* and ‘2510 demonstrate similar shift in binding affinity to PD-1 and PD-L1, respectively, in the presence of VEGF Binding of ‘2510 and benchmark antibody to CHO-PDL1 and CHO-PD1 cells, respectively, is enhanced with VEGF *Competitor benchmark antibody derived from most clinically advanced PD1xVEGF bispecific program 0.001 0.1 10 1000 0 500 1000 1500 2000 Binding to CHO-PDL1 Conc. (nM) M F I IMM2510 IMM2510+VEGF165 hIgG1 IC50 IMM2510 2.035 IMM2510+VEGF165 1.013 0.001 0.1 10 1000 0 1000 2000 3000 4000 Binding to CHO-PD1 Conc. (nM) M F I Ivonescimab Ivonescimab+VEGF165 hIgG1 IC50 Ivonescimab 5.464 Ivonescimab+VEGF165 2.094 Be chmark+VEGF165 Be chmark ‘2510+VEGF165 ‘2510 ‘2510 ‘2510+VEGF165 ‘2510 ‘2510 ‘2510+VEGF165 ‘2510+VEGF165 Benchmark Benchmark+VEGF165 Binding to CHO-PD-L1 Binding to CHO-PD-1Bioactivity to block PD-1/PD-L1 signaling pathway

‘2510 Development Strategy Prioritizes 1L NSCLC

- Opportunity to be best-in-class with differentiated molecular structure: VEGF trap and ADCC-enhancement
- **‘2510 + chemo Phase 2 in 1L NSCLC** is ongoing in China
- US-based Phase 1b/2 bridging trial initiation anticipated before year-end 2025, assuming necessary regulatory approvals
- Clinical development plan takes advantage of rapid enrollment in China
  - >130 patients dosed to date in multiple solid tumors
- Combined datasets could support an expedited registrational strategy


2024
2025
2026
2027
Ph2 1L NSCLC Chemotherapy Combo
FPI
Ph3 1L NSCLC Chemotherapy Combo**
Phase 1b/2 Monotherapy Trial^
China (ImmuneOnco)
US (Instil Bio)
Instil Bio + ImmuneOnco

*As of Dec 24, 2024 data cut | **Subject to regulatory discussions

^Expected to be initiated before the end of 2025, assuming the necessary regulatory approvals are obtained. The trial is expected to be a monotherapy dose optimization trial in relapsed/refractory solid tumors which is intended to bridge the doses to the ongoing China trials

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Phase 1b/2 trial of ‘2510 + chemo in 1L NSCLC (China)

Safety Update*** Phase 1b/2 trial of ‘2510 + chemo in 1L NSCLC (China) 10 2L+ Safety Run-in* 2510 10 mg/kg + chemo 1L NSCLC 2510 20 mg/kg + chemo 2510 20 mg/kg + chemo 2510 10 mg/kg + chemo *Safety run-in patients are patients with relapsed/refractory NSCLC **As of May 21, 2025 | ***As of May 9, 2025; preliminary data | Enrollment update and safety data provided by ImmuneOnco Histology-based platinum doublet chemotherapy; chemo used for 4 cycles. ‘2510 is given in a Q3W schedule. IRR: Infusion-related reaction • 1L NSCLC: >20 pts enrolled • 2L+ NSCLC safety run-in: 12 patients enrolled • ImmuneOnco anticipates providing an update on initial safety and efficacy results in approximately 60 1L pts in 2H 2025 Enrollment Update** 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Monotherapy (n=106) Chemotherapy combination (n=24) Reduced frequency of IRRs (all Grades) in chemotherapy combination study 60.4% 29.2% F re q u e n c y o f IR R ( % )

Phase 1/2 trial of ‘2510 monotherapy

12 ‘2510 Phase 1/2 Monotherapy Trial Baseline Characteristics Baseline characteristics Dose escalation; n=51 Dose expansion; n=55 Age: median (min – max) 58 (36 – 75) 47 (22 – 49) Race Asian 100% Asian 100% Gender: M / F (%) 43% / 57% 46% / 55% ECOG 0/1 (%) 8% / 92% 9% / 91% # of prior lines of therapies: median (min – max) 3 (1 - 13) 2 (0 – 12) Main indications NSCLC: 35.3% Breast cancer: 15.7% (mostly non- TNBC) Soft tissue Sarcoma: 41.8% TNBC: 18% HCC: 12.7% ≤1MPK Q2W n=12 3MPK Q2W n=10 6MPK Q2W n=10 10MPK Q2W n=10 20MPK Q2W n=9 20MPK Q2W - expansion N=55 Total of 106 patients enrolled and treated: Data cut off date Dec 24, 2024. Study is ongoing, data subject to change. Data provided by ImmuneOnco (clinical trial sponsor).

13 Efficacy Evaluable NSCLC Patients

Late-line, heavily pretreated patients (squamous and non-squamous)

- 23.1% ORR
- 62% of patients with tumor shrinkage
- Responses in patients with low (≤ 5%) PD-L1 TPS score and/or previously treated with checkpoint inhibitors

Figure 14.2.1.9.2 RECIST 1.1 Target Lesion Best Percentage Change Waterfall Plot (NSCLC)(EAS)



3.0mg/kg
6.0mg/kg
10.0mg/kg
20.0mg/kg
Sq: Squamous
NSq: Non squamous
Prior anti-PD-(L)1 treated
Prior ALK, EGFR or RET TKI
Target Lesions Change(%)
Patients
02026 TPS: NA PD NSq
02024 TPS: NA PD NSq
01018 TPS: <1% PD NSq
06012 TPS: NA PD NSq
06011 TPS: 40% SD NSq
14006 TPS: 85% SD Sq
04018 TPS: 1% SD Ongoing NSq
06010 TPS: 25% SD Ongoing NSq
04005 TPS: >50% SD NSq
02021 TPS: NA SD NSq
03004 TPS: <1% PR Sq
02030 TPS: 5% PR NSq
02015 TPS: NA PR Sq
20
-30

Data cut off date Dec 24, 2024. Study is ongoing, data subject to change. Data provided by ImmuneOnco (clinical trial sponsor).
TPS = Tumor Proportion Score | ORR = Objective response rate

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Comparison of Phase 1/2 NSCLC Monotherapy Activity

BNT327 NSCLC 2L+ monotherapy (ASCO 2024)

Efficacy

Cohort 2 (36 evaluable patients)

- ORR was 19.4% with a DCR of 69.4%. mPFS was 5.5 months (Table 3).

Cohort 3 (8 evaluable patients)

- ORR was 12.5% with a DCR of 62.5%. mPFS was 6.7 months (Table 3).

EGFRm NSCLC who failed prior TKI

Cohort 2



Best Change from Baseline (%)
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
PD
SD
PR

EGFR/ALK wt who failed PD-1/L1 and platinum-based chemo

Cohort 3



Best Change from Baseline (%)
70
60
50
40
30
20
10
0
-10
-20
-30
-40
PD
SD
PR

AXN-2510 NSCLC 2L+ monotherapy

13 evaluable pts: ORR = 23.1%; DCR = 69.2%

Figure 14.2.1.9.2 RECIST 1.1 Target Lesion Best Percentage Change Waterfall Plot (NSCLC)(EAS)



Sq: Squamous
NSq: Non squamous
Prior PD-(L)1
Prior ALK, EGFR or RET TKI
TPS: NA
TPS: NA
TPS: <1%
TPS: NA
TPS: 40%
TPS: 85%
TPS: 1%
TPS: 25%
TPS: >50%
TPS: NA
TPS: <1%
TPS: 5%
TPS: NA
NSq
NSq
NSq
NSq
NSq
Sq
NSq
NSq
NSq
NSq
Sq
NSq
Sq
PD
PD
PD
PD
SD
SD
SD
Ongoing
SD
Ongoing
SD
SD
PR
PR
PR
Target Lesions Change(%)
50
40
30
20
10
0
-10
-20
-30
-40
-50
20
-30
02028
02024
01018
06012
06011
14006
04018
06010
04005
02021
03004
02030
02015
Patients

Source: ImmuneOnco data on file

Source: Wu et al, ASCO 2024; Not from head-to-head trials. Differences in populations make cross-trial comparisons inherently limited. ORR = Objective response rate | DCR = Disease control rate

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15 13 Efficacy Evaluable NSCLC Pts Treated with Monotherapy ‘2510 Several patients with prolonged benefit Data cut-off date Dec 24, 2024; studies ongoing, data subject to change Data provided by ImmuneOnco (clinical trial sponsor)

‘2510 Compares Favorably to Competitor Monotherapy Phase 1 Datasets in NSCLC ‘25101 Ivonescimab2 BNT3273 BNT3273 Population All-comers EGFR/ALK/ROS wild-type EGFR mutant EGFR/ALK wild-type Indication NSCLC NSCLC NSCLC NSCLC Dose 3-20 mg/kg Q2W 10-30 mg/kg Q2/3W 20 mg/kg Q2W 20 mg/kg Q2W n (eff. eval.) 13 15 36 8 # Prior Lines 1 or more 1 1 or more 1 or more Prior anti-PD-1 (if applicable) YES NO* N/A YES ORR 23% 33% 19% 13% 16 Similar ORR in more challenging patient population vs ivonescimab Similar ORR in similar patient population vs BNT327 Not from head-to-head trials. Differences in populations make cross-trial comparisons inherently limited. Sources: [1] Data cut off date Dec 24, 2024. Study is ongoing, data subject to change. Data provided by ImmuneOnco (clinical trial sponsor); [2] Wang et al, J Thor Onc 2024 (Supplementary Table S6; Second-line only); [3] Wu et al ASCO 2024 *One patient had previously failed a PD-1xCTLA-4 bispecific plus platinum-based chemotherapy.

‘2510 Safety Profile Comparison 17 Category Ivonescimab Phase 1a (n=51)1 BNT327 Phase 1a (n=80) 2 ‘2510 Phase 13 (n=106) TRAEs 74.5% 77.5% 94.3% TRAEs grade 3 27.5% 22.5% 21.7% Serious TRAEs 5.9% N/R 12.3% TRAEs leading to discontinuation 7.8% 10% 4.7% TRAEs leading to death 0% N/R 0.9%* Infusion-related reactions** 7.8% NR 60.4% Grade 3+ 0% NR 3.8% Possible VEGF–related (Grade 3+) Hypertension (Grade 3+) 13.7% 6.3% 0.9% Proteinuria (Grade 3+) 0.9% 0% 0% *One patient died due to an event of hypersensitivity (not reported as IRR) at 20mg/kg. **Potentially indicative of active ADCC, a differentiated mechanism Sources: [1] Frentzas et al, JITC 2024; [2] Guo et al, SITC 2022; [3] Data cut off date Dec 24, 2024. Study is ongoing, data subject to change. Data provided by ImmuneOnco (clinical trial sponsor).

‘2510 IRRs Are Generally Limited to 1st Infusion 18 0% 10% 20% 30% 40% 50% 60% 1st infusion 2nd infusion 3rd+ infusion IR R s p e r in fu s io n ‘2510: IRRs are infrequent after 1st infusion1 [1] ImmuneOnco internal data on file, n=106. Data cut off date Dec 24, 2024. Study is ongoing, data subject to change. [2] RYBREVANT® + LAZCLUZE : Infusion-related Reactions (IRRs) Monitoring and Management • IRRs are not uncommon with infusions of Fc-active antibodies or bispecifics. • As with the RYBREVANT® + LAZCLUZE experience, rates of IRRs decrease considerably after the initial infusion for ‘2510. 54.7% 6.3% 3.8%